------------------------------------------------------
COLONIAL MICHIGAN TAX-EXEMPT FUND   Annual report
------------------------------------------------------

January 31, 1999

                               [GRAPHIC OMITTED]

                          -----------------------------
                          Not FDIC    May Lose Value
                          Insured     No Bank Guarantee
                          -----------------------------

--------------------------------------------------------------------------------

                  COLONIAL MICHIGAN TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

Portfolio Manager Commentary: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of declining interest rates and an expanding Michigan economy, generating attractive performance relative to the Fund's Lipper peers."(1)
                                                               -- William Loring

                  Colonial Michigan Tax-Exempt Fund Performance

--------------------------------------------------------------------------------
                                                 Class A   Class B   Class C

Inception dates                                  9/26/86   8/4/92    8/1/97
--------------------------------------------------------------------------------
12-month distributions declared per share(2)      $0.442   $0.386    $0.408
--------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                            3.49%    2.91%     3.21%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                    6.04%    5.04%     5.56%
--------------------------------------------------------------------------------
12-month total returns, assuming                    6.38%    5.57%     5.89%
reinvestment of all distributions and no
sales charge or contingent deferred
sales charge (CDSC)(5)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99               $7.33    $7.33     $7.33
--------------------------------------------------------------------------------

Quality Breakdown(6) (as of 1/31/99)
--------------------------------------------------------------------------------

AAA........................ 58.8%
AA......................... 14.2%
A.......................... 15.1%
BBB........................  5.2%
Nonrated...................  4.2%
Short-Term Obligations.....  2.5%

Top Five Sectors(6) (as of 1/31/99)
--------------------------------------------------------------------------------
Local General Obligations.. 18.1%
Hospitals.................. 15.7%
Refunded/Escrowed.......... 13.2%
Investor Owned Utility.....  9.4%
Multi Family...............  4.5%

(1)   Please see page 3 for complete Lipper rankings.

(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and will be taxable when distributed.

(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived or borne certain Fund expenses, SEC yields for Class C shares would have been 2.90%.

(4) Taxable-equivalent SEC yields are based on the combined maximum effective 42.3% federal and Michigan income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.

(5) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent these waivers, performance results would have been lower.

(6) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial Michigan Tax-Exempt Fund for the 12 months ended January 31, 1999.

                                                                         [PHOTO]

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

International events played a role in the strong U.S. bond market. The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During times of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Michigan Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Michigan Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Michigan Tax-Exempt Municipal Funds universe. The Fund (Class A shares) ranked in the first quartile for one year (6 out of 49 funds), in the first quartile for five years (2 out of 25 funds) and in the fourth quartile for ten years (8 out of 8 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            PORTFOLIO MANAGER REPORT

William Loring is portfolio manager of Colonial Michigan Tax-Exempt Fund. Mr. Loring is senior vice president of Colonial Management Associates, Inc. and has managed various Colonial municipal bond funds since 1986.

Tax-exempt market generated modest gains

The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply. Despite this challenging environment, municipal bond prices rose 1.57% during the year as measured by the Bond Buyer 40 Index, a widely used measure of municipal market performance.

Fund's performance reflects investment strategy

For the 12-month period, the Fund generated a total return of 6.38% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.54% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year, our analysis suggested that the market was overvalued. In response, we reduced the Fund's sensitivity to interest rate changes by shortening its duration. We will continue to manage the Fund's positioning actively in an effort to add value for our investors.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Michigan's economic expansion continued

Michigan's economy ended 1998 on a strong note. Economic growth expanded at a good pace, despite a seven-week strike by employees at General Motors. Service-oriented industries, such as software development, real estate, retail and business services, all posted strong gains, illustrating the increased importance of these employment sectors. Although about 14% of Michigan's employment is based in the automotive industry, the relative importance of this sector has declined as service sector employment has blossomed. In part, this change reflects Michigan's significant efforts to attract new white-collar business through tax incentives, which have been necessary because of the state's high cost of doing business. Looking ahead, weak global economies may have a negative effect on Michigan's export trade and ability to maintain profitable pricing on its automotive products, particularly as relatively cheaper imports enter the market. As a result, we emphasized diversification both by industry and geographic location to avoid any concentration in industries that might be vulnerable to this trend. In addition, Michigan's good fiscal management and large budget surplus may provide a cushion in the event of an economic slowdown.

Positive outlook for municipal market conditions

Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record level of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Colonial Michigan Tax-Exempt Fund Investment Performance
                  vs. The Lehman Brothers Municipal Bond Index
               Change in Value of $10,000 from 1/31/89 to 1/31/99
                     Based on NAV and POP for Class A Shares

[The following table was originally a mountain graph in the printed materials.]

Date          Pre-Load    Post-Load     Lehman
----          --------    ---------     ------
Jan 31, 89      10000        9525       10000
Apr 30, 89      10099        9619       10096
Jul 31, 89      10244        9758       10588
Oct 31, 89      10283        9795       10581
Jan 31, 90      10390        9896       10803
Apr 30, 90      10341        9850       10824
Jul 31, 90      10830       10316       11322
Oct 31, 90      10716       10207       11366
Jan 31, 91      11118       10590       11802
Apr 30, 91      11441       10897       12068
Jul 31, 91      11630       11077       12311
Oct 31, 91      11980       11411       12749
Jan 31, 92      12243       11662       13089
Apr 30, 92      12344       11757       13215
Jul 31, 92      13078       12457       14002
Oct 31, 92      12803       12195       13819
Jan 31, 93      13472       12833       14376
Apr 30, 93      13893       13233       14887
Jul 31, 93      14144       13472       15240
Oct 31, 93      14597       13903       15765
Jan 31, 94      14977       14266       16138
Apr 30, 94      14013       13347       15208
Jul 31, 94      14381       13698       15526
Oct 31, 94      13892       13232       15078
Jan 31, 95      14428       13743       15564
Apr 30, 95      14921       14212       16220
Jul 31, 95      14979       14267       16748
Oct 31, 95      15684       14939       17316
Jan 31, 96      16323       15547       17907
Apr 30, 96      15844       15092       17509
Jul 31, 96      16193       15424       17853
Oct 31, 96      16544       15759       18303
Jan 31, 97      16706       15912       18594
Apr 30, 97      16723       15928       18670
Jul 31, 97      17795       16949       19683
Oct 31, 97      17912       17061       19857
Jan 31, 98      18533       17652       20474
Apr 30, 98      18367       17495       20406
Jul 31, 98      18737       17847       20863
Oct 31, 98      19427       18504       21449
Jan 31, 99      19715       18779       21835

                  Value of a $10,000 Investment Made on 1/31/89
                                  As of 1/31/99
--------------------------------------------------------------------------------
       Class A               Class B               Class C
    NAV       POP        NAV      w/CDSC         NAV     w/CDSC
--------------------------------------------------------------------------------
 $19,715    $18,779    $18,784   $18,784       $19,581  $19,581

                          Average Annual Total Returns
                                  As of 1/31/99
--------------------------------------------------------------------------------
                   Class A         Class B          Class C
Inception          9/26/86         8/4/92           8/1/97
                 NAV     POP     NAV   w/CDSC     NAV    w/CDSC
--------------------------------------------------------------------------------
1 year          6.38%   1.33%   5.57%   0.57%    5.89%    4.89%
--------------------------------------------------------------------------------
5 years         5.65    4.63    4.86    4.53     5.51     5.51
--------------------------------------------------------------------------------
10 years        7.02    6.50    6.51    6.51     6.95     6.95
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.


                                        6
--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 95.8%                                         PAR       VALUE
--------------------------------------------------------------------------------
EDUCATION - 3.9%
 Education - 1.9%
 Oakland County Economic Development Corp.,
  Cranbrook Educational Community Project, Series B,
                               5.000%   11/1/17             $ 1,000     $ 1,012
                                                                     -----------

 Student Loan - 2.0%
 Higher Education Student Loan Authority,
  Series 17-A,
                               5.450%    6/1/07               1,000       1,075
                                                                     -----------

--------------------------------------------------------------------------------
HEALTHCARE - 18.1%
 Hospitals - 15.5%
 Chippewa County Hospital Finance Authority,
  County War Memorial Hospital, Series B,
                               5.625%   11/1/14                 500         507
 Dickinson County,
  Memorial Hospital System,
  Series 1994,
                               8.125%   11/1/24                 550         633
 Kalamazoo Hospital Finance Authority,
  Borgess Medical Center,
  Series 1994-A,
                               6.250%    6/1/14               1,785       2,119
 Petosky Hospital Finance Authority,
  Northern Michigan Hospitals, Inc.,
  Series 1998,
                               5.000%  11/15/18(a)            1,000         999
 Royal Oak Hospital Finance Authority,
  William Beaumont Hospital,
  Series 1993-G,
                               5.250%  11/15/19               2,000       2,018
 Saginaw Hospital Finance Authority,
  Saginaw General Hospital,
  Series 1989,
                               7.625%   10/1/19                 175         182
 State Hospital Finance Authority:
  Central Michigan Community Hospital,
  Series 1993-A,
                               6.000%   10/1/08                 500         527
  Crittenton Hospital,
  Series 1992-A,
                               6.700%    3/1/07                 750         827

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR       VALUE
--------------------------------------------------------------------------------
HEALTHCARE - CONT.
 Hospitals - Cont.
 State Hospital Finance Authority,
  Detroit Medical Center,
  Series 1988-A,
                               8.125%   8/15/12             $    50     $    51
 Tawas City Finance Authority,
  St. Joseph Health System,
  Series 1998-A,
                               5.600%   2/15/13                 240         259
                                                                     -----------
                                                                          8,122
                                                                     -----------

 Lifecare - 0.5%
 State Strategic Fund,
  Holland Home,
  Series 1998,
                               5.750%  11/15/18                 250         251
                                                                     -----------

 Nursing Homes - 2.1%
 Cheboygan County Economic
  Development Corp.,
  Metro Health Foundation Project, Series 1993,
                              10.000%   11/1/22(b)              600         600
 Warren Economic Development Corp.,
  Autumn Woods Project,
  Series 1992,
                               6.900%  12/20/22                 500         528
                                                                     -----------
                                                                          1,128
                                                                     -----------

--------------------------------------------------------------------------------
HOUSING - 7.3%
 Multi-Family - 4.4%
 Grand Rapids Housing Finance Authority,
  Series A,
                               7.625%    9/1/23               1,500       1,660
 State Housing Development Authority:
  Series 1990-A,
                               7.700%    4/1/23                 500         535
  Series 1991-B,
                               7.050%   10/1/12                 130         140
                                                                     -----------
                                                                          2,335
                                                                     -----------

 Single Family - 2.9%
 State Housing Development Authority,
  Series 1994-D,
                               6.850%    6/1/26               1,425       1,513
                                                                     -----------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
OTHER - 16.5%
 Pool/Bond Banks - 3.5%
 State Municipal Bond Authority,
  Local Government Loan Program,
  Series 1992-D,
                               6.650%    5/1/12             $ 1,000     $ 1,091
 State Municipal Bond Authority,
  Revolving Fund,
                               5.125%   10/1/20                 750         756
                                                                     -----------
                                                                          1,847
                                                                     -----------

 Refunded/Escrowed - 13.0% (c)
 Battle Creek,
                               7.650%    5/1/22                 750         897
 Detroit Downtown Development Authority
  Area No. 1 Projects:
  Series 1996-C,
                               6.200%    7/1/17               1,000       1,158
  Series 1996-D,
                               6.500%    7/1/10                 700         824
 Kalamazoo Hospital Finance Authority,
  Bronson Methodist Hospital,
  Series 1992-A,
                               6.250%   5/15/12               1,500       1,678
 Redford Township Building Authority,
  Series 1992,
                               6.500%   11/1/13                 675         753
 Rockford Public Schools,
  Series 1990,
                               7.375%    5/1/19                 250         265
 State Hospital Finance Authority,
  Daughters of Charity-Providence,
  Series 1991,
                               7.000%   11/1/21               1,000       1,113
 Virgin Islands Public Finance
  Authority, Series 1992-A,
                               7.000%   10/1/02                 125         140
                                                                     -----------
                                                                          6,828
                                                                     -----------

--------------------------------------------------------------------------------
OTHER REVENUE - 2.0%
 Hotels - 1.5%
 Detroit Economic Development Corp.,
  E.H. Assoc. Limited Partnership,
  Series 1992,
                               7.000%    6/1/12                 750         801
                                                                     -----------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR       VALUE
--------------------------------------------------------------------------------
OTHER REVENUE - CONT.
 Industrial - 0.5%
 State Strategic Fund,
  Michigan Sugar Co.,
  Carollton Project, Series 1998-C,
                               6.550%   11/1/25             $   250     $   251
                                                                     -----------

--------------------------------------------------------------------------------
TAX-BACKED - 33.8%
 Local Appropriated - 3.9%
  Wayne County Building Authority,
  Series 1996-A,
                               5.250%    6/1/16(a)            2,000       2,072
                                                                     -----------

 Local General Obligations - 17.8%
 Detroit Michigan City School District,
                               5.375%    5/1/12               1,000       1,084
 Lincoln Park School District:
  Series 1998,
                               5.000%    5/1/18               1,000       1,006
                               5.000%    5/1/20(a)            1,000         999
 Okemos Public School District,
  Series 1993,
                               (d)       5/1/12                 500         273
 Parchment School District,
  Series 1998,
                               5.000%    5/1/25               1,000       1,024
 Redford Unified School District,
  Series 1997,
                               5.000%    5/1/22               1,000       1,021
 Rochester Community School District,
                               5.000%    5/1/19               1,000       1,028
 St. Johns Public School District,
                               5.000%    5/1/21               1,000       1,022
 Williamston Community School District,
  Series 1996,
                               5.500%    5/1/25               1,725       1,885
                                                                     -----------
                                                                          9,342
                                                                     -----------

 Special Non-Property Tax - 2.3%
 PR Commonwealth of Puerto Rico
  Highway & Transportation Authority, Series Y,
                               6.250%    7/1/14               1,000       1,198
                                                                     -----------

 Special Property Tax - 3.3%
  Detroit Downtown Development Authority,
                               5.250%    7/1/12               1,000       1,060

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------

 Oakland County,
  Pebble Creek Drainage District,
                               5.000%    5/1/11             $   100     $   103
 Romulus Tax Increment
  Finance Authority,
  Series 1994,
                               6.750%   11/1/19                 500         554
                                                                     -----------
                                                                          1,717
                                                                     -----------

 State Appropriated - 4.2%
 PR Commonwealth of Puerto Rico
  Public Buildings Authority:
  Series 1993-M,
                               5.700%    7/1/16                 750         793
  Series 1995-A,
                               6.250%    7/1/14               1,200       1,438
                                                                     -----------
                                                                          2,231
                                                                     -----------

 State General Obligations - 2.3%
 PR Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority,
                               6.250%    7/1/12               1,000       1,203
                                                                     -----------

--------------------------------------------------------------------------------
TRANSPORTATION - 2.1%
 Airport
 Wayne Charter County,
  Detroit Metropolitan Airport,
  Series 1994-B,
                               6.125%   12/1/24               1,000       1,093
                                                                     -----------

--------------------------------------------------------------------------------
UTILITY - 12.1%
 Investor Owned - 9.3%
 St. Clair County Economic
  Development Corp.,
  Detroit Edison Co., Series 1933-AA,
                               6.400%    8/1/24               2,000       2,287
 State Strategic Fund,
  Detroit Edison Co.,
  Series BB,
                               7.000%    5/1/21(a)            2,000       2,578
                                                                     -----------
                                                                          4,865
                                                                     -----------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                     PAR        VALUE
--------------------------------------------------------------------------------
UTILITY - CONT.
 Water & Sewer - 2.8%
 Detroit Water Supply System,
  Series A,
                               5.750%    7/1/12             $ 1,310     $ 1,482
                                                                     -----------

 TOTAL MUNICIPAL BONDS  (cost of $46,071)(e)                             50,366
                                                                     -----------

SHORT- TERM OBLIGATIONS - 2.5%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
 CA Irvine Improvement Bond Act of 1915,
  Series 1997,
                               3.000%    9/2/22                 900         900
 ID State Health Facilities Authority,
  St. Lukes Regional Medical Facility,
  Series 1995,
                               3.200%    5/1/22                 200         200
 NM Farmington,
  Arizona Public Service Co.,
  Four Corners Project, Series 1994-B,
                               3.150%    9/1/24                 100         100
 NY New York City Municipal Water
  Finance Authority,
  Series 1995-A,
                               3.250%   6/15/25                 100         100
                                                                     -----------

 TOTAL SHORT-TERM OBLIGATIONS                                             1,300
                                                                     -----------

OTHER ASSETS & LIABILITIES, NET - 1.7%                                      879
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                     $52,545
                                                                     -----------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $3,505, are being used to collateralize open future contracts.

(b) This security is exempt from registration under Rule 144A of the Security Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the value of this security amounted to $600 or 1.14% of net assets.

(c) The fund has been informed that each issuer has placed direct obligations of the U.S. government in an irrevocable trust, solely for the payment of the interest and principal.

(d)   Zero coupon bond.

(e)   Cost for federal income tax purposes is the same.

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1999.

Short futures contracts open at January 31, 1999:

                     Par value                                  Unrealized
                    covered by               Expiration        depreciation
Type                 contracts                 month            at 01/31/99
--------------------------------------------------------------------------------
Treasury Bond        $ 2,000                   March              $ (13)

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $46,071)                                 $ 50,366
Short-term obligations                                                 1,300
                                                               --------------
                                                                      51,666
Receivable for:
  Interest                                            $ 686
  Fund shares sold                                      230
  Investments sold                                       10
Other                                                    44              970
                                                 -----------   --------------
    Total Assets                                                      52,636

LIABILITIES
Payable for:
  Distributions                                          67
  Fund shares repurchased                                 7
  Payable to Advisor                                      4
  Variation margin on futures                             4
Accrued:
  Deferred Trustees fees                                  3
Other                                                     6
                                                 -----------
    Total Liabilities                                                     91
                                                               --------------

NET ASSETS                                                          $ 52,545
                                                               ==============

Net asset value & redemption price per share -
Class A ($38,606/5,267)                                             $   7.33 (a)
                                                               ==============
Maximum offering price per share - Class A
($7.33/0.9525)                                                      $   7.70 (b)
                                                               ==============
Net asset value & offering price per share -
Class B ($12,581/1,717)                                             $   7.33 (a)
                                                               ==============
Net asset value & offering price per share -
Class C ($1,358/185)                                                $   7.33 (a)
                                                               ==============

COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 48,861
Overdistributed net investment income                                    (44)
Accumulated net realized loss                                           (554)
Net unrealized appreciation (depreciation) on:
 Investments                                                           4,295
 Open futures contracts                                                  (13)
                                                               --------------
                                                                    $ 52,545
                                                               ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                             $ 2,877

EXPENSES
Management fee                                        $ 258
Service fee                                              80
Distribution fee - Class B                               95
Distribution fee - Class C                                6
Transfer agent fee                                       79
Bookkeeping fee                                          28
Trustees fee                                             10
Custodian fee                                             3
Audit fee                                                18
Legal fee                                                 6
Registration fee                                         18
Reports to shareholders                                   7
Other                                                     7
                                                 -----------
                                                        615
Fees waived by the Advisor                              (31)
Fees waived by the Distributor                           (2)
Custodian credits earned                                 (3)             579
                                                 -----------   --------------
       Net Investment Income                                           2,298
                                                               --------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS

Net realized gain on:
  Investments                                           503
  Closed futures contracts                              105
                                                 -----------
    Net Realized Gain                                                    608
Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments                                           224
  Open futures contracts                                (13)
                                                 -----------
    Net Change in Unrealized Appreciation                                211
                                                               --------------
         Net Gain                                                        819
                                                               --------------
Increase in Net Assets from Operations                               $ 3,117
                                                               ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                      Year ended January 31
                                                 ============================
INCREASE (DECREASE) IN NET ASSETS                     1999            1998 (a)
Operations:
Net investment income                               $ 2,298          $ 2,473
Net realized gain                                       608              665
Net unrealized appreciation                             211            2,110
                                                 -----------   --------------
    Net Increase from Operations                      3,117            5,248
Distributions:
From net investment income - Class A                 (1,799)          (1,914)
In excess of net investment income - Class A            (42)              --
From net realized gains - Class A                      (388)              --
In excess of net realized gains  Class A                (84)              --
From net investment income - Class B                   (498)            (544)
In excess of net investment income - Class B            (12)              --
From net realized gains - Class B                      (129)              --
In excess of net realized gains  Class B                (28)              --
From net investment income - Class C                    (33)              (2)
In excess of net investment income - Class C             (1)              --
From net realized gains - Class C                       (11)              --
In excess of net realized gains  Class C                 (3)              --
                                                 -----------   --------------
                                                         89            2,788
                                                 -----------   --------------
Fund Share Transactions:
Receipts for shares sold - Class A                    1,716            1,091
Value of distributions reinvested - Class A           1,466            1,079
Cost of shares repurchased - Class A                 (3,682)          (4,816)
                                                 -----------   --------------
                                                       (500)          (2,646)
                                                 -----------   --------------
Receipts for shares sold - Class B                      899              649
Value of distributions reinvested - Class B             366              263
Cost of shares repurchased - Class B                 (1,462)          (2,213)
                                                 -----------   --------------
                                                       (197)          (1,301)
                                                 -----------   --------------
Receipts for shares sold - Class C                    1,227              100
Value of distributions reinvested - Class C              45                2
Cost of shares repurchased - Class C                    (32)              --
                                                 -----------   --------------
                                                      1,240              102
                                                 -----------   --------------
Net Increase (Decrease) from Fund Share
  Transactions                                          543           (3,845)
                                                 -----------   --------------
        Total Increase (Decrease)                       632           (1,057)

NET ASSETS
Beginning of period                                  51,913           52,970
                                                 -----------   --------------
End of period (net of overdistributed
and including undistributed net investment
income of $44 and $32, respectively)               $ 52,545         $ 51,913
                                                 ===========   ==============

(a)   Class C shares were initially offered on August 1, 1997.

Continued on next page.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                      Year ended January 31
                                                 ===============================
(in thousands)                                         1999           1998 (a)
NUMBER OF FUND SHARES
Sold - Class A                                          235              154
Issued for distributions reinvested - Class A           202              153
Repurchased - Class A                                  (505)            (684)
                                                 -----------   --------------
                                                        (68)            (377)
                                                 -----------   --------------
Sold - Class B                                          123               93
Issued for distributions reinvested - Class B            50               37
Repurchased - Class B                                  (200)            (313)
                                                 -----------   --------------
                                                        (27)            (183)
                                                 -----------   --------------
Sold - Class C                                          169               14
Issued for distributions reinvested - Class C             6               (b)
Repurchased - Class C                                    (4)              --
                                                 -----------   --------------
                                                        171               14
                                                 -----------   --------------

(a)   Class C shares were initially offered on August 1, 1997.

(b)   Rounds to less than one.

See notes to financial statements.

                  NOTES TO FINANCIAL STATEMENTS
                         JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

                Average Net Assets               Annual Fee Rate
                ------------------               ---------------
                 First $2 billion                      0.50%
                 Over $2 billion                       0.45%

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Liberty Funds Services Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $6,682 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $17,685, and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                Valuation of shares             Annual
             outstanding on the 20th of           Fee
            each month which were issued         Rate
            ----------------------------         ----
             Prior to November 30, 1994          0.10%
            On or after December 1, 1994         0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: Through October 31, 1998, the Advisor waived fees and bore certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceeded 0.75% annually of the Fund's average net assets. Effective November 1, 1998, the expense limit was eliminated.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,923 of custodian fees were reduced by balance credits applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

Investment activity: For the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations were $7,690,583 and $7,697,635, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was approximately:

       Gross unrealized appreciation          $ 4,300,000
       Gross unrealized depreciation               (5,000)
                                              -------------
         Net unrealized appreciation          $ 4,295,000
                                              =============

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended January 31, 1999.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 7,082,355 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                    Authority
                                                        For         Withheld
                                                        ---         --------
To elect a Board of Trustees:
      Robert J. Birnbaum                             4,564,264       80,608
      Tom Bleasdale                                  4,568,308       76,564
      John Carberry                                  4,568,308       76,564
      Lora S. Collins                                4,555,133       89,739
      James E. Grinnell                              4,568,308       76,564
      Richard W. Lowry                               4,568,308       76,564
      Salvatore Macera                               4,568,308       76,564
      William E. Mayer                               4,564,264       80,608
      James L. Moody, Jr.                            4,566,954       77,918
      John J. Neuhauser                              4,568,308       76,564
      Thomas E. Stitzel                              4,568,308       76,564
      Robert L. Sullivan                             4,566,954       77,918
      Anne-Lee Verville                              4,568,308       76,564

To amend fundamental investment policies regarding borrowing and lending:

      For                          Against                           Abstain
      ---                          -------                           -------

   3,528,704                       323,092                           252,622

To approve policies for a master fund/feeder fund structure:

      For                          Against                           Abstain
      ---                          -------                           -------

   3,436,196                       348,709                           319,513

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended January 31
                                         ===========================================
                                                            1999
                                            Class A        Class B         Class C
                                         ------------    -----------     -----------
Net asset value -
   Beginning of period                        $ 7.320        $ 7.320         $ 7.320
                                         ------------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                       0.341          0.285           0.307(b)
Net realized and
 unrealized gain                                0.111          0.111           0.111
                                         ------------    -----------     -----------
   Total from Investment
      Operations                                0.452          0.396           0.418
                                         ------------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.343)        (0.288)         (0.310)
In excess of net investment income             (0.008)        (0.007)         (0.007)
From net realized gains                        (0.075)        (0.075)         (0.075)
In excess of net realized gains                (0.016)        (0.016)         (0.016)
                                         ------------    -----------     -----------
Total Distributions
  Declared to Shareholders                     (0.442)        (0.386)         (0.408)
                                         ------------    -----------     -----------
Net asset value -
  End of period                               $ 7.330        $ 7.330         $ 7.330
                                         ============    ===========     ===========
Total return (c)(d)                              6.38%          5.57%           5.89%
                                         ============    ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                     0.93%          1.68%           1.38%(b)
Net investment income (e)                        4.64%          3.89%           4.19%(b)
Fees and expenses waived
  or borne by the Advisor (e)                    0.06%          0.06%           0.06%
Portfolio turnover                                 15%            15%             15%
Net assets at end
  of period (000)                             $38,606        $12,581         $ 1,358

(a)   Net of fees and expenses waived or borne by the Advisor which amounted to:
                                              $ 0.004        $ 0.004         $ 0.004

(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $ 0.000 per share.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

Approximately 99.4% of the income distributions will be treated as exempt income for federal income tax purposes.

For the fiscal year ended January 31, 1999 the Fund earned $490,562 of long term capital gains of which none and $490,562 are 28% and 20% rate gains, respectively.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                       Year ended January 31
                                     ==========================================================================================
                                                            1998                                             1997
                                       Class A            Class B           Class C(b)             Class A            Class B
                                     -----------        -----------        -----------           -----------        -----------
Net asset value -
   Beginning of period               $     6.930        $     6.930        $     7.200           $     7.130        $     7.130
                                     -----------        -----------        -----------           -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                               0.352              0.299              0.156(c)              0.354              0.302
Net realized and
  unrealized gain (loss)                   0.386              0.386              0.122                (0.198)            (0.198)
                                     -----------        -----------        -----------           -----------        -----------
   Total from Investment
      Operations                           0.738              0.685              0.278                 0.156              0.104
                                     -----------        -----------        -----------           -----------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                       (0.348)            (0.295)            (0.158)               (0.354)            (0.303)
In excess of net
  investment income                           --                 --                 --                (0.002)            (0.001)
                                     -----------        -----------        -----------           -----------        -----------
Total Distributions
 Declared to
 Shareholders                             (0.348)            (0.295)            (0.158)               (0.356)            (0.304)
                                     -----------        -----------        -----------           -----------        -----------
Net asset value -
   End of period                     $     7.320        $     7.320        $     7.320           $     6.930        $     6.930
                                     ===========        ===========        ===========           ===========        ===========
Total return (d)(e)                        10.93%             10.11%              3.92%(f)              2.35%              1.58%
                                     ===========        ===========        ===========           ===========        ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.90%(g)           1.65%(g)           1.35%(c)(g)(h)        0.89%(g)           1.64%(g)
Net investment
  income                                    4.95%(g)           4.20%(g)           4.35%(c)(g)(h)        5.12%(g)           4.37%(g)
Fees and expenses waived
   or borne by the
   Advisor                                  0.13%(g)           0.13%(g)           0.15%(g)(h)           0.12%(g)           0.12%(g)
Portfolio turnover                            32%                32%                32%                   25%                25%
Net assets at end
  of period (000)                    $    39,048        $    12,762        $       103           $    39,606        $    13,364

(a)   Net of fees and expenses waived or borne by the Advisor which amounted to:
                                         $ 0.009            $ 0.009            $ 0.010               $ 0.008            $ 0.008

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          FINANCIAL HIGHLIGHTS - CONT.

                              Year ended January 31
================================================================================
                   1996                                1995
        Class A            Class B            Class A         Class B
        -------            -------            -------         -------

        $ 6.660            $ 6.660            $ 7.340         $ 7.340
        -------            -------            -------         -------


          0.368              0.317              0.410           0.359

          0.484              0.484             (0.689)         (0.689)
        -------            -------            -------         -------

          0.852              0.801             (0.279)         (0.330)
        -------            -------            -------         -------


         (0.382)            (0.331)            (0.401)         (0.350)

             --                 --                  --             --
        -------            -------            -------         -------


         (0.382)            (0.331)            (0.401)         (0.350)
        -------            -------            -------         -------

        $ 7.130            $ 7.130            $ 6.660         $ 6.660
        =======            =======            =======         =======
          13.13%             12.30%             (3.66)%         (4.39)%
        =======            =======            =======         =======

           0.80%(g)           1.55%(g)           0.62%           1.37%

           5.34%(g)           4.59%(g)           6.08%           5.33%


           0.25%(g)           0.25%(g)           0.32%           0.32%
             48%                48%                40%             40%

        $43,308            $15,236            $41,844         $14,144


        $ 0.017            $ 0.017            $ 0.022         $ 0.022

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h)   Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
COLONIAL MICHIGAN TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Michigan Tax-Exempt Fund (the "Fund")(a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Michigan Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM

Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


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